THE MAINSTAY GROUP OF FUNDS

MainStay Common Stock Fund

Supplement dated December 14, 2012 (“Supplement”) to the Summary Prospectus, Prospectus

and Statement of Additional Information, each dated February 28, 2012, as supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information for MainStay Common Stock Fund (the “Fund”), a series of The MainStay Funds (the “Trust”). You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on December 10-12, 2012, the Trust’s Board of Trustees, including the Independent Trustees, approved the following changes, effective February 28, 2013:

Investment Process Changes

The Investment Process section of the Summary Prospectus and Prospectus is changed to read as follows:

Investment Process: Madison Square Investors LLC, the Fund's Subadvisor, seeks to construct a broadly-diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. Investments are selected using an objective, disciplined and broadly-applied process while limiting exposure to risk. The Subadvisor seeks to control the Fund's exposure to risk by diversifying the Fund's portfolio over a large number of securities.

In unusual market conditions, the Fund may invest all or a portion of its assets in investment grade notes and bonds, cash and cash equivalents.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

Portfolio Manager Addition

Andrew Ver Planck, Managing Director of Madison Square Investors LLC, is added as a portfolio manager of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.